                                                                    Exhibit 10.1


                        AMENDMENT AND CONSENT TO GUARANTY


         AMENDMENT AND CONSENT TO UNCONDITIONAL GUARANTY dated as of July 1, 1999 between IRON MOUNTAIN INCORPORATED, a Delaware corporation (Guarantor) and IRON MOUNTAIN STATUTORY TRUST - 1998, a Connecticut statutory trust
(Owner), and consented to by each of the Lenders and Agent Bank listed on the signature pages hereto.

         Guarantor and Owner are parties to a certain Unconditional Guaranty dated as of October 1, 1998 (the Original Guaranty) pursuant to which the Guarantor guarantees to Owner and the Indemnified Parties the Guaranteed Obligations, including, without limitation, certain obligations of Iron Mountain Records Management, Inc. (Lessee/Agent) under (i) a Lease Agreement from Owner to Lessee/Agent dated as of October 1, 1998 (the Lease), and (ii) an Agency Agreement between Lessee/Agent and Owner dated as of October 1, 1998 (the Agency Agreement). Each of the Lease the Agency Agreement have been assigned to the Agent Bank pursuant to an Assignment of Lease and Agency Agreement from Owner to Agent Bank and consented to by Lessee/Agent dated as of October 1, 1998. Guarantor has requested that Owner amend the Original Guaranty with respect to certain financial covenants and related definitions; and Guarantor has requested that the Lenders and Agent Bank consent to such changes.
Accordingly, the parties hereto agree as follows:

         Section 1. DEFINITIONS. Except as otherwise defined in this Agreement, terms defined in the Original Guaranty are used herein as defined therein.

         Section 2. AMENDMENTS. Subject to the terms and conditions contained herein, the Original Guaranty is hereby amended as follows:

         A. GENERAL. The phrase "default or Event of Default" wherever used in the Original Guaranty is hereby deleted and replaced with the following:
"Default or Event of Default".

         B. SECTION 2. The phrase "the Lease, the Agency Agreement or this Guaranty" wherever used in Section 2, clauses (a), (c) through (e) and (h) of the Original Guaranty is hereby deleted and replaced with the following: "the Lease, the Agency Agreement, this Guaranty or any other Operative Document".


         C. LEVERAGE RATIO. The Leverage Ratio "grid" in Section 10(a)(i) of the Original Guaranty is hereby amended to read as follows:


PERIOD                                           LEVERAGE RATIO
------                                           --------------
From July 1, 1999                                5.75 to 1
through December 31, 2000

From January 1, 2001                             5.50 to 1
through December 31, 2001

From January 1, 2002                             5.25 to 1
through June 30, 2002

From July 1, 2002                                5.00 to 1
and at all times thereafter



         D. INTEREST COVERAGE RATIO. The Interest Coverage Ratio "grid" in
Section 10(a)(ii) of the Original Guaranty is hereby amended to read as follows:


PERIOD                                           LEVERAGE RATIO
------                                           --------------
From January 1, 1999                             1.85 to 1
through December 31, 1999

From January 1, 2000                             2.00 to 1
through December 31, 2001

From January 1, 2002                             2.25 to 1
and at all times thereafter



         E. FIXED CHARGES COVERAGE RATIO. The second paragraph of Section 10(a)(iii) of the Original Guaranty is hereby deleted in its entirety and replaced as follows:

                  "For purposes of calculating any ratio set forth in this clause (iii), if Guarantor elects pursuant to the penultimate sentence of the definition of EBITDA to include in EBITDA for the period to which such ratio relates the PRO FORMA amounts referred to in such sentence, there shall be included in Fixed Charges for such period, on a PRO FORMA basis, principal payable and interest accruing during such period on Indebtedness (and the interest portion of payments under Capitalized Lease Obligations) assumed or incurred by Guarantor and its Subsidiaries (on a consolidated basis) in connection with any Permitted Acquisition having Acquisition Consideration of more than $500,000 during such period."

         F.       LIENS.


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



                  a. Clause (iii) of Section 10(a)(iv) of the Original Guaranty is hereby deleted in its entirety and replaced as follows:

                  "(iii)(A) Liens otherwise permitted by the Operative Documents contemplated by or securing Indebtedness described in clauses
                  (ii), (iv), (v) and (vii) of the definition of Permitted Indebtedness set forth in the Credit Agreement; and (B) Liens securing Acquired Debt, provided that such Liens cover only those assets that were covered by such Liens prior to the relevant acquisition;"

                  b. Clause (viii) of Section 10(a)(iv) of the Original Guaranty is hereby deleted in its entirety and replaced as follows:

                  "(viii) Liens arising under or created pursuant to the Lease or the Lease Agreement between Iron Mountain Statutory Trust - 1999 and Lessee/Agent dated as of July 1, 1999."

         G.       DEFINITIONS.

                  a. Section 10(c) of the Original Guaranty is hereby amended by inserting the following definitions (or, in the case of any definition for a term that is defined in the Original Guaranty before giving effect to this Agreement, by amending and restating such definition to read as set forth below):

                           "ACQUIRED DEBT" shall have the meaning set forth in
                  the Credit Agreement.

                           "EXCLUDED SUBSIDIARY" shall mean any Subsidiary of
                  the Guarantor principally engaged in the records management business organized outside the United States.

                           "FUNDED INDEBTEDNESS" shall mean, without
                  duplication, (a) Indebtedness (other than in respect of Synthetic Lease Obligations) that matures or otherwise becomes due more than one year after the incurrence thereof or is extendible, renewable or refundable, at the option of the obligor, to a date more than one year after the incurrence thereof (including the current portion thereof), (b) Indebtedness outstanding under the Credit Agreement and (c) Synthetic Lease Obligations of Lessee and any Guarantees by the Guarantor thereof.

                           "INTEREST EXPENSE" shall mean, for any period, the
                  sum (determined without duplication) of the aggregate amount of interest accruing during such period on Indebtedness of the Guarantor and its Subsidiaries (on a consolidated basis), including the interest portion of rental or similar payments under Capital

                  Lease Obligations and Synthetic Leases and any capitalized interest, and excluding amortization of debt discount and expense and interest paid in kind.

                           "PERSON" shall mean an individual, a corporation, a
                  company, a voluntary association, a partnership, a limited liability company, a trust, an unincorporated organization or a government agency or any agency, instrumentality or political subdivision thereof.

                           "SYNTHETIC LEASE" shall mean a lease of property or
                  assets designed to permit the lessee (i) to claim depreciation on such property or assets under U.S. tax law and (ii) to treat such lease as an operating lease or not to reflect the leased property or assets on the lessee's balance sheet under GAAP.

                           "SYNTHETIC LEASE OBLIGATIONS" shall mean, with
                  respect to any Synthetic Lease, at any time, an amount equal to the higher of (x) the aggregate termination value or purchase price or similar payments in the nature of principal payable thereunder and (y) the then aggregate outstanding principal amount of the notes or other instruments issued by, and the amount of the equity investment, if any, in, the lessor under such Synthetic Lease.

                   b. The definition of "EBITDA" in Section 10(c) of the Original Guaranty is hereby amended by restating clause (b)(iii) thereof as follows: "(iii) Interest Expense for such period,".

                  c. The definition of "Indebtedness" in Section 10(c) of the Original Guaranty is hereby amended by restating clause (iii) thereof as follows: "(iii) Capital Lease Obligations and Synthetic Lease Obligations of such Person;".

         H. SECTION 13. The phrase "Event of Default" as used in Section 13 of the Original Guaranty is hereby deleted and replaced with the following:
"Default or Event of Default".

         Section 3. CONDITIONS OF EFFECTIVENESS. This Agreement shall become effective as of the date hereof when, and only when, the Owner, the Lenders and the Agent Bank shall have received a counterpart of this Agreement duly executed by the parties hereto and payment of an amendment fee pursuant to a letter sent by Guarantor to the Agent Bank dated as of July 1999.

         Section 4. REPRESENTATIONS AND WARRANTIES. Guarantor hereby represents and warrants to Owner, Agent Bank, the Lenders and their respective counsel that:

                  A. the representations and warranties made by Guarantor in each Operative Document to which it is a party are correct on and as of the date hereof, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

                  B. no event has occurred and is continuing under any Operative Document that constitutes a Default or an Event of Default.

         Section 5. MISCELLANEOUS. Except as herein provided, the Original Guaranty and each of the other Operative Documents shall remain unchanged and in full force and effect. Upon the effectiveness of this Agreement, on and after the date hereof, each reference in any Operative Document to the Original Guaranty shall mean and be a reference to the Original Guaranty as amended hereby. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be governed by, and construed in accordance with, the law of the Commonwealth of Massachusetts.


         IN WITNESS WHEREOF, the parties hereunto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   GUARANTOR:

                                   IRON MOUNTAIN INCORPORATED

                                   By:   /s/ J.P. Lawrence
                                        -------------------------------------
                                        Name:    J.P. Lawrence
                                        Title:   Vice President and Treasurer

AGREED AND CONSENTED TO:

AGENT BANK:

THE BANK OF NOVA SCOTIA,
as Agent Bank

By:   /s/ T.M. Pitcher
      ------------------------------
      Name:  T.M. Pitcher
      Title:    Authorized Signatory

LENDERS:


BANKBOSTON, N.A.                                    FLEET NATIONAL BANK


By:  /s/ James F. Law                           By:  /s/ Michael A. Palmer
     -------------------------------                 ------------------------
     Name:    James F. Law                           Name:  Michael A. Palmer
     Title:   Vice President                         Title: Vice President


UNION BANK OF CALIFORNIA, N.A.                      USTRUST


By:  /s/ Nancy A. Perkins                       By:  /s/ Daniel G. Eastman
     -------------------------------                 ------------------------
     Name:    Nancy A. Perkins                       Name:  Eastman D.G.
     Title:   Vice President                         Title: Vice President


THE BANK OF NOVA SCOTIA


By:  /s/ T.M. Pitcher
     ---------------------------
     Name:  T.M. Pitcher
     Title: Authorized Signatory

                    OWNER:

                    IRON MOUNTAIN STATUTORY TRUST - 1998

                    By: First Union National Bank, not in its individual capacity except as expressly set forth herein, but solely as trustee under the Amended and Restated Trust Agreement dated as of October 1, 1998

                             By:  /s/ Jeffrey Kramer
                                  ---------------------------------------------
                                  Name:    Jeffrey Kramer
                                  Title:   Vice President